CONSULTING AND SERVICES AGREEMENT

This Agreement between Idaho State University (“University”), a State of Idaho academic institution authorized by Idaho Code Section 33-3001, et. seq., with its principal place of operation in Pocatello, Bannock County, Idaho and Valley Forge Composite Technologies, Inc. (“VFCT”) a Florida corporation with its principal place of business at 50 E. Rivercenter Blvd., Suite 820, Covington, KY 41011 (each individually a “Party” and collectively, the “Parties”), takes effect on the last date signed below (“Effective Date”).

Background

•

Idaho Accelerator Center is a subdivision of University having facilities in Pocatello, Idaho, which University operates to conduct research and development in nuclear physics applications in materials science, biology, homeland and national security.

•

University’s faculty, staff, other employees and students have developed expertise in assembling and testing accelerators from components supplied to them.

•

VFCT, under a program sponsored by the United States Department of Energy, has obtained rights to an accelerator designed by the Lebedev Physical Institute of the Russian Academy of Sciences, located in Moscow, Russia (“Lebedev”).

•

Lebedev has provided VFCT with detailed designs, drawings and other information necessary to manufacture components and subassemblies for the Lebedev design.

•

VFCT has begun manufacturing components for the Lebedev design and intends to manufacture or acquire all components necessary to assemble a functioning accelerator.

•

VFCT desires to engage University to assist it in its efforts to review the Lebedev design, use VFCT-supplied components to assemble an accelerator and demonstrate that accelerator to VFCT’s initial customers in the homeland security field.

•

If the Parties successfully builds and demonstrates the accelerator, VFCT desires to develop a long-term research and development relationship with University including, without limitation, establishing a manufacturing facility near University’s facilities.

Agreement

The Parties agree as follows:

I.

Services. Upon VFCT’s request and University’s agreement, University must provide Services (defined below) to VFCT as set forth below.

A.

Scope of Services.

1.

Definitions.

a.

“Components” means any part, assembly, sub assembly, magnet, electronics or other item necessary to assemble a VFCT Accelerator.

b.

“Service” (whether singular or plural) means any consultation, work or effort that University performs or has performed under this Agreement.

c.

“VFCT Accelerator” means an operational accelerator of the (Lebedev) VFCT design built under this agreement or supplied by VFCT_.

d.

“VFCT Accelerator Design” means any drawing, design drawing, specification, CAD program or other _technical specifications that describe in detail the VFCT accelerator_.

e.

“Work Order” means a request for Services, in a form substantially as set forth in Exhibit A (attached and incorporated into the Agreement), which if accepted as provided below, University must perform under this Agreement.

2.

Description. Services may include:

a.

review of the VFCT Accelerator Design;

b.

identification of licensing requirements along with health safety and other radiation safety issues;

c.

identification of sources of parts and components that would satisfy requirements of the VFCT Design

d.

assembly of a VFCT Accelerator using the VFCT Accelerator Design and Components supplied by VFCT;

e.

assessing and designing shielding for the VFCT Accelerator;

f.

testing the VFCT Accelerator;

g.

with reasonable advance notice from VFCT, assisting VFCT in demonstrating the VFCT Accelerator to VFCT’s potential customers; or

h.

any other related Service that the Parties mutually decide to include in a Work Order.

C.

Procedure. “University Point of Contact (POC)” means the ISU Director of the Idaho Accelerator Center or other designee, whom University has designated to be the University POC.   VFCT must request Services by transmitting via electronic mail a Work Order to the University POC.  The University POC will consent to, reject or propose changes to the Work Order.  Only after both Parties mutually have accepted the Work Order, will the University begin to provide Services called for in the Work Order.

III.

Payment. VFCT must pay University for Services performed as set forth below.

A.

Definitions.

1.

“Direct Labor” means an actual hourly salary expense that University incurs in employing each person who provides Services. Direct Labor is calculated by dividing that person’s annual gross salary by 2080 or, if the person is on an Academic-Year (AY) contract, by dividing that persons’ salary by 1336.

2.

“Indirect Labor” means Indirect Costs associated with the costs of performing the work of this agreement (utilities, etc.) as specified in the ISU Office of Research Policies and Procedures.

3.

“Material” means any tangible or intangible item, including any consumable item required for University to provide Services under this Agreement.

4.

“Subcontracting” means work that a third party performs at University’s request to provide any Service under this Agreement.

B.

Invoicing. University monthly must submit to VFCT an invoice for Services. University must cause each invoice to specify or identify each:

1.

charge for Direct Labor, Indirect Labor, Material or Subcontracting that University has actually incurred to perform Services;

2.

Service and any University faculty or staff member performing the Service; and

3.

number of hours or fraction of hours spent performing a respective Service, with fractional hours rounded in quarter-hour increments.

C.

Payment Deadline. VFCT must pay each invoice within 30 days of receipt.

IV.

Term and Termination.

A.

Duration. “Term” means a three-year period that begins on the Effective Date. The Agreement remains in effect throughout the Term unless terminated earlier as set forth below.

B.

Termination Procedure. Each Party has a right to terminate the Agreement if the other Party materially has breached the Agreement. Termination immediately takes effect if:

1.

the Party claiming that breach has given the other Party Written Notice of the breach; and

2.

the other Party has failed after sixty days to cure the breach.

C.

Post-Termination Duties.

1.

Financial. This Agreement’s termination does relieve VFCT of its obligation to pay any outstanding invoice that University has issued for payment of Services.

2.

Returned Items. Upon this Agreement’s termination, each Party must return to the other Party all Deliverables (defined below) and property belonging to the other Party.

V.

Representations and Warranties.

A.

By University.

1.

Scope. University represents and warrants that it will use its reasonable best efforts in performing Services under this Agreement. University DOES NOT MAKE ANY OTHER WARRANTY OR GUARANTEE.

2.

Disclaimers.

a.

VFCT Accelerator. University EXPRESSLY DISCLAIMS ANY WARRANTY THAT THE VFCT ACCELERATOR WILL OPERATE PROPERLY.

b.

In General. University EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, NON-INFRINGEMENT, TITLE OR OTHERWISE.

B.

By VFCT. VFCT represents and warrants that it:

1.

is a lawfully-organized corporation in good standing; and

2.

will produce Components in a workman-like manner and supply them to University in a timely manner for this Agreement’s purposes.

VI.

Indemnification. To the extent authorized under applicable law, VFCT will indemnify and hold the State of Idaho, University, an their officers, agents and employees harmless from any liability or loss resulting from any judgment or claim against them arising from any activity to be carried out under this Agreement or VFCT’s use of the Research results. But the following is excluded from VFCT’s obligation to indemnify and hold harmless:

A.

any negligent failure by University to comply with any applicable governmental requirement; or

B.

any negligence, recklessness or willful malfeasance by a regent, officer, agent or employee of University.

VII.

Proprietary Rights.

A.

Deliverables. “Deliverables” means any written report, safety assessment, project management outline, operating manual, presentation or other tangible or intangible item that University prepares under a Work Order (defined below) including, but not limited to, the VFCT Accelerator. Deliverables do not include any intangible property right. VFCT owns all Deliverables that University prepares under this Agreement.

B.

Equipment. University retains title to any equipment that it purchases or fabricates with any fund that VFCT provides under the Agreement.

C.

Inventions. “Innovation” means any invention or discovery. Inventorship is determined according to U.S. patent law.

1.

Sole University Invention. The University holds all right, title and interest in any Innovation that it solely makes resulting from providing Services under the Agreement.

2.

Sole VFCT Invention. VFCT holds all right, title and interest in any Innovation that it solely makes resulting from the research performed under the Agreement.

3.

Joint Invention. The Parties jointly hold all right, title and interest in any Innovation that the Parties jointly make resulting from Services performed under the Agreement.

D.

Obtaining Patent Protection. The Parties must consult each other as to the advisability of filing a patent application corresponding to any Innovation resulting from research performed under the Agreement.

1.

Decision to File.

a.

Sole University Invention. University independently retains discretion whether to file any patent application for any solely-owned University invention.

b.

Sole VFCT Invention. VFCT independently retains discretion whether to file any patent application for any solely-owned VFCT invention.

c.

Joint Inventions.  The Parties will consult about the advisability of filing a patent application for any joint invention.  If the parties agree to file a patent application, they will share the costs of preparing and filing said application evenly and will also agree upon which party shall take the lead in preparing said application.   If a party does not wish to file a patent application for a joint invention, the other party shall have the right to do so at its sole expense and, in such case, the nonfiling party shall have no rights to use, practice or license third parties with respect to the invention which is the subject of the resulting patent (if there is one) until such time as it reimburses the filing party for one-half of the costs incurred in association with preparing and filing the patent application and inotherwise obtaining the patent.

2.

Coordination. Each filing Party, on a confidential basis, must provide the other Party a copy of each application filed and any document received or filed in prosecuting any patent application set forth under this Agreement. The filing party timely must provide the other Party an opportunity to comment on that application or document.

3.

Joint Invention. On any joint application, both Parties must cooperate with each other in obtaining signatures and otherwise preparing and filing the patent application and obtaining the patent.

E.

License Rights.

1.

Applicability. “Encumbered Invention” means any Innovation:

a.

owned wholly or partly by University;

b.

made or conceived and reduced to practice during the Term or within six months after the Term; and

c.

directly resulting from providing Services hereunder and which may have applications in the homeland security field of use.  .

2.

Scope. University grants to VFCT an option to negotiate an exclusive (for a time to be determined), worldwide, royalty-bearing license to make, use or sell under any Encumbered Invention.

3.

Negotiation. Within a three-month period from receiving disclosure of any Encumbered Invention, VFCT must notify University whether VFCT desires to enter into the above license. The Parties in good faith must negotiate a license agreement as to the Encumbered Invention within:

a.

a six-month period after VFCT has notified University of its desire to enter into a license agreement; or

b.

any time period as to which the Parties mutually determine.

4.

If the parties fail to enter into any such license, then University is free to license the invention to others as University sees fit.

VIII.

Confidentiality. “Nondisclosure Agreement” means an agreement dated December 7, 2010  between the Parties concerning the handling and protection of confidential information. The Nondisclosure Agreement remains in full force and effect.

IX.

Disputes. The laws of the State of Idaho govern in resolving any dispute.

A.

Informal Negotiation. The Parties must attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation.

B.

Mediation. If during a reasonable time the Parties have failed the preceding consultation and negotiation, then either Party has a right in writing to the other Party to demand mediation.

1.

Mediator Selection. The Parties must mediate the dispute using a mutually accepted mediator whom the Parties must choose within ten days after that demand. No Party is entitled unreasonably to withhold consent to any mediator’s selection.

2.

Costs. Any Party demanding mediation must pay the cost of any selected mediator. Each party is responsible to pay its own costs, regardless of which Party has demanded mediation.

3.

Discovery. By mutual decision, the Parties are entitled to postpone mediation until each Party has completed specified but limited discovery about the dispute.

C.

Arbitration.

1.

When Mandatory. The Parties must submit the above dispute finally to arbitration if the Parties:

a.

have failed to resolve the dispute in each of the preceding consultation, negotiation and mediation; or

b.

have not accepted mutually a mediator within thirty days of the date of any Party’s initial mediation demand.

2.

Nature of Arbitration. Any arbitration under this Agreement must be binding under the applicable rules of the American Arbitration Association, with one or more arbitrators each appointed according to those rules. The arbitrator shall award the prevailing party or parties their reasonable attorneys’ fees and expenses incurred in connection with the arbitration.

D.

Venue. The Parties must conduct any mediation or arbitration in Bannock County, Idaho.

X.

Miscellaneous Provisions.

A.

Entire Agreement. Except for the Nondisclosure Agreement, this Agreement:

1.

constitutes the entire agreement and understanding between the Parties concerning University providing Services; and

2.

supersedes any prior discussion, representation or understanding between the Parties regarding this Agreement’s subject matter.

B.

Counterparts. The Parties are entitled to sign this Agreement in one or more counterparts, each of which is considered an original, and all of which together constitute one and the same instrument. A Party is entitled to deliver any counterpart by facsimile. But a facsimile delivery constitutes the representation and warranty of the person delivering the document’s signature that the person has full power and authority to attach his or her signature and to deliver this Agreement. A Party must replace any facsimile signature with an original signature as promptly as practicable.

C.

Amendments. A Party has a right to amend, supplement or modify this Agreement only in a written document that both Parties have signed.

D.

Notices. Unless Agreement states otherwise, for any notice to another Party:

1.

a Party must deliver in writing either by hand, mail (registered or certified postage prepaid with return receipt requested) or any other courier delivery service that maintains records of delivery;

2.

the Party must address any mailed notice to the other Party’s address as it appears in the Agreement;

3.

any notice delivered personally is considered communicated at the time of actual receipt;

4.

mailed notice is considered conveyed three days after mailing; and

5.

a Party must address any notice, statement, payment or report that this Agreement requires as follows:

a.

If to University:

Idaho State University

921 S. 8th Avenue, Stop 8410

Pocatello, ID 83209-8410

Attn:

General Counsel

b.

If to VFCT:

Valley Forge Composite Technologies

50 E. Rivercenter Blvd., Suite 820

Covington, KY 41011

Attn:

Lou Brothers

E.

Waivers. “Prerogative” means a Party’s right, power or privilege.

1.

Cumulative. The Parties’ rights and remedies are cumulative and not alternative. Neither any failure nor any delay by either Party in exercising any Prerogative under this Agreement operates as a waiver of that Prerogative. No single or partial exercise of any Prerogative under this Agreement precludes any:

a.

other or further exercise of that Prerogative; or

b.

exercise of any other Prerogative.

2.

Limitations. To the maximum extent permitted by applicable law:

a.

absent any confirming writing that the other Party has signed, a Party’s waiver or renunciation of a claim or right does not discharge in whole or in part any:

i.

claim or right arising out of this Agreement; or

ii.

document referred to in this Agreement.

b.

no waiver that a Party gives applies unless in a specific instance for which it is given; and

c.

no notice to or demand on one Party constitutes a waiver of any obligation of that Party – or of any right of the Party giving that notice or demand – to take further action without notice or demand as provided in this Agreement or any document referred to in this Agreement.

F.

Assignability.

1.

Consent Required. Neither Party has a right to assign this Agreement without the other Party’s prior written consent, which the other Party must not unreasonably withhold.

2.

Successors in Interest. Each covenant, obligation, term, provision or condition in the Agreement applies to - and binds to the benefit of - each party’s heirs, administrators, executors, legal representatives, trustees and successors. Each Party must include a recital to this effect in any document created in connection with:

a.

converting from a current business entity to a different type of business entity; or

b.

any sale or transfer of all or substantially all of the respective Party’s assets.

G.

Right To Use University’s Name. VFCT understands that University has on ongoing licensing program for its name, logo and likeness, and that University exercises control over its identity in formal communications. VFCT must obtain University’s prior written approval before using University’s name in any informational or promotional material or communication. University must not unreasonably withhold that approval.

H.

Independent Contractors. Each Party is an independent contractor.

1.

No Business Combination. This Agreement does not constitute or create any joint venture, partnership or formal business organization. Neither Party is considered an agent or representative of the other Party for any purpose.

2.

In General. Neither Party has authority to enter into any contract, create any obligation or make any warranty or representation on behalf of the other Party. VFCT has no right to direct or control any University activity in performing any Service. Each Party assumes individual responsibility for any action or omission of its employees, agents and assigns in conjunction with this Agreement.

I.

Non-Appropriations. As a Idaho governmental entity, University is excused for all liability for performance if it fails to receive funding from the Idaho Legislature for any period during this Agreement’s term. University must notify VFCT in writing within thirty days after learning that the funds will not be available. This Agreement terminates automatically when VFCT receives that written notice from University.

J.

Legal Construction/Severability. If any court or other competent tribunal for any reason holds any Agreement provision to be invalid, illegal or unenforceable in any respect, then:

1.

that holding does not affect any other provision;

2.

that tribunal must construe this Agreement as if it had never contained the invalid, illegal or unenforceable provision; and

3.

each Agreement provision is severable.

K.

Governing Law. The laws of the State of Idaho govern this Agreement’s validity and any interpretation of its provisions.  Venue for any legal proceeding incident to this Agreement lies in Bannock County, Idaho.

L.

Authority. Each person signing below represents that he or she has the authority to sign this Agreement on behalf of either University or VFCT.

Signed:

Idaho State University

Valley Forge Composite Technologies, Inc.

/s/ Dr. Pamela Crowell                              /s/ Keith McClellan, Esq, MBA

Typed Name: Dr. Pamela Crowell

Keith McClellan, Esq. MBA

Title:

Vice President for Research

Vice President and General Counsel

Date:

_________________________

Date:

__________________________

Exhibit A

ISU & VFCT Consulting and Services Agreement

WORK ORDER

Number 000

Date Issued
Date Accepted
Amount not to exceed:
Tasks
Deliverables
Comments